UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

INTERCONTINENTAL EXCHANGE, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Logo Your Vote Counts! INTERCONTINENTAL EXCHANGE, INC. 2025 Annual Meeting Vote by May 15, 2025 11:59 PM ET INTERCONTINENTAL EXCHANGE, INC. 5660 NEW NORTHSIDE DRIVE THIRD FLOOR ATLANTA, GA 30328 V63071-P24995 You invested in INTERCONTINENTAL EXCHANGE, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 16, 2025. Get informed before you vote View the Notice of Annual Meeting and Proxy Statement and Annual Report With Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 2, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 16, 2025 8:30 a.m., Eastern Time Virtually at: www.virtualshareholdermeeting.com/ICE2025 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: To be elected for terms expiring in 2026: 1a. Hon. Sharon Y. Bowen For 1b. Shantella E. Cooper For 1c. Duriya M. Farooqui For 1d. The Rt. Hon. the Lord Hague of Richmond For 1e. Mark F. Mulhern For 1f. Thomas E. Noonan For 1g. Caroline L. Silver For 1h. Jeffrey C. Sprecher For 1i. Judith A. Sprieser For 1j. Martha A. Tirinnanzi For 2. To approve, by non-binding vote, the advisory resolution on executive compensation for named executive officers. For 3. To approve the adoption of amendments to our current Certificate of Incorporation to adopt voting limitations for regulatory compliance. For 4. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025. For Note: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V63072-P24995